INCOME TAXES	0 Months Ended
Dec. 31, 2012
Income Tax [Abstract]
Income Taxes
NOTE 14—INCOME TAXES:
a.	Income before income taxes is composed of the following:
		Year ended December 31,
		2012	2011	2010

		(U.S. $ in millions )
The Parent Company and its Israeli subsidiaries		$1,660	$2,051	$2,511
Non-Israeli subsidiaries		159	905	1,135
		$1,819	$2,956	$3,646

b.	Provision for income tax:
		Year ended December 31,
		2012	2011	2010

		(U.S. $ in millions )
In Israel		$5	$71	$139
Outside Israel		(142)	56	144
		$(137)	$127	$283

Current	$564	$689	$560
Deferred	(701)	(562)	(277)
	$(137)	$127	$283

Reconciliation of the statutory tax rate of the Parent Company in Israel to the effective consolidated tax rate:
	Year ended December 31,
	2012	2011	2010

Statutory tax rate in Israel	25%	24%	25%
Increase (decrease) in effective tax rate due to:
The Parent Company and its Israeli subsidiaries—mainly tax benefits arising from reduced tax rates under benefit programs	(29%)	(17%)	(18%)
Different effective tax rates applicable to non-Israeli subsidiaries	(5%)	(5%)	(1%)
Increase in uncertain tax positions—net	1%	2%	2%
Effective consolidated tax rate	(8)%	4%	8%

In 2012 we booked a negative provision for tax which amounted to $137 million. The main driver for this negative provision is a reduction in deferred tax liabilities as a result of the significant impairments and higher amortization expenses of intangible assets. Such impairments and amortization expenses were in jurisdictions with a tax rate that is higher than our average group tax rate, resulting in this unusual outcome. In 2011, the provision for taxes amounted to $127 million, or 4% of pre-tax income of $3.0 billion. In 2010, the provision for taxes amounted to $283 million, or 8% of pre-tax income of $3.6 billion. The effective tax rate is the result of the geographic mix and type of products sold during the year, and a variety of factors, including different effective tax rates applicable to non-Israeli subsidiaries that have tax rates above Teva's average tax rates (including the impact of impairment, restructuring and legal settlement charges on such subsidiaries). In addition, the release of reserves for uncertain tax positions and tax benefits as a result of mergers between recently acquired companies and our subsidiaries further reduced the effective tax rate for 2012.

c.	Deferred income taxes:
		Year ended December 31,
		2012	2011

		(U.S. $ in millions )
Short-term deferred tax assets—net:
	Inventory related	$533	$299
	Sales reserves and allowances	300	268
	Provision for legal settlements	128	199
	Provisions for employee-related obligations	79	49
	Carryforward losses and deductions	68	113
	Other	20	13
		1,128	941
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized		(5)	(21)
		$1,123	$920

Long-term deferred tax assets (liabilities)—net:
	Intangible assets	$(1,883)	$(2,562)
	Carryforward losses and deductions*	949	591
	Property, plant and equipment	(122)	(185)
	Provisions for employee related obligations	14	40
	Other	24	(1)
		(1,018)	(2,117)
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized		(721)	(431)
		$(1,739)	$(2,548)
		$(616)	$(1,628)

*	This amount represents the tax effect of carry forward losses and deductions and expires as follows: 2014-2015 — $36 million; 2016-2022 — $119 million; 2023 and thereafter — $467 million. The remaining balance—$327 million—can be utilized with no expiration date.

The deferred income taxes are reflected in the balance sheets among:
	December 31,
	2012	2011

	(U.S. $ in millions )
Current assets—deferred taxes	$1,142	$966
Current liabilities—other current liabilities	(19)	(46)
Other non-current assets	110	62
Long-term liabilities—deferred income taxes	(1,849)	(2,610)
	$(616)	$(1,628)

Deferred taxes have not been provided for tax-exempt profits earned by the Company from Approved Enterprises through December 31, 2012, as the Company intends to permanently reinvest these profits and does not currently foresee a need to distribute dividends out of these earnings. For the same reason, deferred taxes have not been provided for distributions of income from the Company's foreign subsidiaries. See Note 14f.

d.       Uncertain tax positions:

<>The following table summarizes the activity of our unrecognized tax benefits:

	Year ended December 31,
	2012	2011	2010

	(U.S. $ in millions )
Balance at the beginning of the year	$907	$795	$726
Increase (decrease) related to prior year tax positions, net	(10)	(45)	20
Increase related to current year tax positions	151	131	47
Decrease related to settlements with tax authorities and lapse of applicable statutes of limitations	(146)	(20)	(15)
Liabilities assumed in acquisitions	0	52	13
Other	1	(6)	4
Balance at the end of the year	$903	$907	$795

Uncertain tax positions, mainly of a long-term nature, included accrued potential penalties and interest of $144 million, $115 million and $94 million, at December 31, 2012, 2011 and 2010, respectively. The total amount of interest and penalties in the consolidated statements of income was $29 million, $21 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively. Substantially all the above uncertain tax benefits, if recognized, would reduce our annual effective tax rate. Teva does not expect uncertain tax positions to change significantly over the next 12 months, except in the case of settlements with tax authorities, the likelihood of which is difficult to estimate.

<>e.       Tax assessments:

<>We file income tax returns in various jurisdictions with varying statutes of limitations. The Parent Company and its subsidiaries in Israel have received final tax assessments through tax year 2004.

Following audits of our 2005, 2006 and 2007 Israeli corporate tax returns, the Israeli Taxes Authority (the “ITA”) issued decrees for 2005 and 2006, and a tax assessment for 2007, challenging our positions on several issues, including matters related to the usage of funds earned by our Approved Enterprise for investments outside of Israel, deductibility of management stock option expenses, deductibility of research and development expenses and classification of certain dividends received from our subsidiary in Singapore. The decrees and assessment demand the payment of additional taxes in the aggregate amount of NIS 530 million (approximately $142 million) with respect to 2005, NIS 2,137 million (approximately $573 million) with respect to 2006 and NIS 700 million (approximately $188 million) with respect to 2007. The Parent Company intends to appeal the decrees and protest the assessment. We believe we have adequately provided for these items and that any adverse results would have an immaterial impact on our financial statements.

The Company's subsidiaries in North America and Europe have received final tax assessments mainly through tax year 2005.

<>f.       Basis of taxation:

<>The Company and its subsidiaries are subject to tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter. Because tax regulations are subject to interpretation and tax litigation is inherently uncertain, these assessments can involve a series of complex judgments regarding future events.

<>Most of the Parent Company's industrial projects and several of its Israeli subsidiaries have been granted “Approved Enterprise” status under the Israeli Law for the Encouragement of Capital Investments. For the vast majority of such Approved Enterprises, the companies elected to apply for alternative tax benefits - the waiver of government grants in return for tax exemptions on undistributed income. Upon distribution of such exempt income, the distributing company will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's income. Such tax exemption on undistributed income applies for a limited period of between two to ten years, depending upon the location of the enterprise. During the remainder of the benefits period (generally until the expiration of ten years), a corporate tax rate not exceeding 25% will apply. One Approved Enterprise of an Israeli subsidiary enjoys special benefits under the "Strategic Investment Track"; income accrued under this track during the benefits period is exempt from tax, and dividends distributed from such income are also exempt from Israeli tax.

Teva is a foreign investors company, or FIC, as defined by the Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises. Depending on the foreign ownership in each tax year, the tax rate can range between 10% (when foreign ownership exceeds 90%) to 25% (when the foreign ownership exceeds 49%). There can be no assurance that the Parent Company and its subsidiaries will continue to qualify as an FIC in the future or that the benefits described herein will be granted in the future.

The amount of tax-exempt profit earned by the Company from Approved Enterprises through December 31, 2012 is approximately $15,140 million, and the tax that would have been payable had the Company distributed dividends out of that income is approximately $2,129 million. However, deferred taxes have not been provided for such tax-exempt income, as the Company intends to permanently reinvest these profits and does not currently foresee a need to distribute dividends out of these earnings (see note 1t).

Likewise, the Company intends to reinvest, rather than distribute dividends from the income of its foreign subsidiaries. An assessment of the tax that would have been payable had the Company's foreign subsidiaries distributed their income to the Company is not practicable because of the multiple levels of corporate ownership and multiple tax jurisdictions involved in each hypothetical dividend distribution.

Pursuant to a recent amendment to the Investments Law which became effective on November 12, 2012, a company that elects by November 11, 2013 to pay a reduced corporate tax rate as set forth in that amendment (rather than the regular corporate tax rate applicable to Approved Enterprise income) with respect to undistributed exempt income accumulated by the company until December 31, 2011 will be entitled to distribute a dividend from such income without being required to pay additional corporate tax with respect to such dividend. A company that has so elected must make certain qualified investments in Israel over the five-year period commencing in 2013. A company that has elected to apply the amendment cannot withdraw from its election. Teva is currently reviewing the new amendment and its implications to the Company. If Teva elects to take advantage of the amendment, it will be required to pay up to approximately $700 million as a one-time payment.

Income not eligible for Approved Enterprise benefits is taxed at a regular rate, which was 25% in 2012.

The Parent Company and its Israeli subsidiaries elected to compute their taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate (of NIS against the U.S. dollar) on the Company's Israeli taxable income.

<>Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Certain manufacturing subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions.